UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ZIMMER HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SEC 1913 (02-02)	Persons who potentially are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ZIMMER HOLDINGS, INC. ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Stockholder Meeting to be held on 05/04/09 Proxy Materials Available · Notice and Proxy Statement · Annual Report / 10-K Wrap PROXY MATERIALS — VIEW OR RECEIVE You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 04/20/09. HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number available and visit: www.proxyvote.com HOW TO REQUEST A COPY OF MATERIALS 1) BY INTERNET — www.proxyvote.com 2) BY TELEPHONE — 1-800-579-1639 3) BY E-MAIL* — sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line. See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information Meeting Type: Annual Meeting Date: 05/04/09 Meeting Time: 9:00 a.m. For holders as of: 03/05/09 Meeting Location: Conrad Indianapolis 50 West Washington Street Indianapolis, Indiana 46204 For Directions to the Meeting: Call 317-713-5000 or go to http://conradhotels1.hilton.com/en/ch/ hotels/mapsAndDirections.do?ctyhocn=INDCICI How To Vote Vote In Person Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5. 1 . Election of Directors: Nominees: 1a. Betsy J. Bernard 1b. Marc N. Casper 2. Ratification of Appointment of Independent Registered Public Accounting Firm 1c. David C. Dvorak 3. Approval of the 2009 Stock Incentive Plan 1d. Robert A. Hagemann 4. Approval of an Extension of the Stock Plan for Non-Employee Directors 1e. Arthur J. Higgins 5. Approval of an Extension of the Restated Deferred Compensation Plan for Non-1f. Cecil B. Pickett, Ph.D. Employee Directors 1g. Augustus A. White, III, M.D., Ph.D.

ZIMMER HOLDINGS, INC.Stockholder Meeting to be held on 05/04/09 ** IMPORTANT NOTICE **Proxy Materials Available Regarding the Availability of Proxy Materials• Notice and Proxy Statement •Annual Report / 10-K Wrap You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.PROXY MATERIALS — VIEW OR RECEIVE You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 04/20/09. HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number available and visit: www.proxyvote.com

Meeting InformationHow To Vote Vote In Person Meeting Type:Annual
Meeting Date:05/04/09Should you choose to vote these shares in person at the meeting you must request a “legal proxy.” To request a Meeting Time:9:00 a.m.legal proxy please follow the instructions at For holders as of: 03/05/09www.proxyvote.com or request a paper copy of the materials. Many stockholder meetings have attendance Meeting Location:requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the Conrad Indianapolismeeting. Please check the meeting materials for any special requirements for meeting attendance.
50 West Washington Street Indianapolis, Indiana 46204Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5. 1. Election of Directors: Nominees: 1a. Betsy J. Bernard 1b. Marc N. Casper
2.Ratification of Appointment of Independent Registered Public Accounting Firm 1c. David C. Dvorak
3. Approval of the 2009 Stock Incentive Plan 1d. Robert A. Hagemann 4.Approval of an Extension of the Stock Plan for Non-Employee Directors 1e. Arthur J. Higgins
5.Approval of an Extension of the Restated Deferred Compensation Plan for Non-1f. Cecil B. Pickett, Ph.D.Employee Directors
1g. Augustus A. White, III, M.D., Ph.D.

Voting Instructions